 As filed with the Securities and Exchange Commission on September 8, 1998
                                                           Registration No. 333-
================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                        -----------------------------

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                        -----------------------------

                          ASPECT DEVELOPMENT, INC.
           (Exact name of registrant as specified in its charter)

        DELAWARE                                             25-1622857
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)
                        -----------------------------

                            1300 CHARLESTON ROAD
                      MOUNTAIN VIEW, CALIFORNIA  94043
                  (Address of principal executive offices)

                        -----------------------------

                             AMENDED AND RESTATED
                       1992 EMPLOYEE STOCK OPTION PLAN
                          (Full title of the plans)

                        -----------------------------
                                David S. Dury
                 Vice President and Chief Financial Officer
                          Aspect Development, Inc.
                            1300 Charleston Road
                      Mountain View, California  94043
                               (650) 428-2700
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                        -----------------------------
                                  Copies to:
                             James C. Kitch, Esq.
                              Andrea Vachss, Esq.
                              Cooley Godward LLP
                              5 Palo Alto Square
                              3000 El Camino Real
                         Palo Alto, California  94306
                                (650) 843-5000

                        ----------------------------

                       CALCULATION OF REGISTRATION FEE

====================================================================================================================================

 Title of Securities to        Amount to be     Proposed Maximum Offering     Proposed Maximum Aggregate      Amount of Registration
 be Registered                  Registered         Price Per Share (1)            Offering Price (1)                   Fee
____________________________________________________________________________________________________________________________________

 Stock Options and Common       2,200,000            $29.125 to $31.47               $67,025,127.50                $19,772
 Stock (par value $.001)
====================================================================================================================================


(1)  Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (i) with respect to 1,258,050 shares, the average of the high and low prices of
     Registrant's Common Stock on August 31, 1998 as reported on the Nasdaq National Market and (ii) with respect to 941,950 shares subject to outstanding options, the exercise prices of such options.

====================================================================================================================================


                   INCORPORATION BY REFERENCE OF CONTENTS OF
               REGISTRATION STATEMENT ON FORM S-8 NO. 333-11747


     The contents of Registration Statement on Form S-8 No. 333-11747 filed with the Securities and Exchange Commission on September 11, 1996 are incorporated by reference herein.


                                   EXHIBITS

EXHIBIT
Number
------

5.1                     Opinion of Cooley Godward LLP.

23.1                    Consent of Ernst & Young LLP, Independent Auditors.

23.2                    Consent of Arthur Andersen & Co. LLP, Independent
                        Public Accountants

23.3                    Consent of Cooley Godward LLP is contained in
                        Exhibit 5.1 to this Registration Statement.

24                      Power of Attorney is contained on the signature pages.

99.1                    1992 Stock Option Plan, as amended as of June 16, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on September 4, 1998.


                                   ASPECT DEVELOPMENT, INC.



                                   By: /s/ David S. Dury
                                      ___________________________________
                                      David S. Dury
                                      Vice President and Chief Financial Officer



                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dr. Romesh T. Wadhwani and David
S. Dury and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                         TITLE                                         DATE

 /s/ Romesh T. Wadhwani
______________________________                    Chairman of the Board and                     September 4, 1998
      Romesh T. Wadhwani                          Chief Executive Officer

 /s/ Joseph Prang
______________________________                    President, Chief Operating Officer and        September 4, 1998
         Joseph Prang                             Director

 /s/ David S. Dury
______________________________                    Vice President and Chief Financial            September 4, 1998
        David S. Dury                             Officer (Principal Financial and
                                                  Accounting Officer)

 /s/ William Feichtmann
______________________________                    Corporate Controller and Secretary            September 4, 1998
      William Feichtmann

 /s/  Steven B. Goldby
______________________________                    Director                                      September 4, 1998
       Steven B. Goldby

 /s/  Dennis Sisco
______________________________                    Director                                      September 4, 1998
        Dennis Sisco

 /s/ Mark Stevens
______________________________                    Director                                      September 4, 1998
         Mark Stevens

                                 EXHIBIT INDEX



  EXHIBIT
   NUMBER                                        DESCRIPTION


     5.1        Opinion of Cooley Godward LLP.
    23.1        Consent of Ernst & Young LLP, Independent Auditors.
    23.2        Consent of Arthur Andersen & Co. LLP, Independent Public Accountants
    23.3        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                Registration Statement
      24        Power of Attorney is contained on the signature pages.
    99.1        1992 Stock Option Plan, as amended as of June 16, 1998.